UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2021

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2021, Silicon Laboratories Inc., a Delaware corporation (“Silicon Laboratories”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), pursuant to which Skyworks has agreed to acquire certain assets, rights, and properties, and assume certain liabilities, comprising Silicon Laboratories’ infrastructure and automotive business (the “Business”) for a purchase price of $2,750,000,000 in cash (the “Asset Purchase”).

The Purchase Agreement includes customary representations and warranties, as well as certain covenants, including, among other things, that: (i) Silicon Laboratories will operate the Business in the ordinary course of business consistent with past practice, (ii) each party will use reasonable best efforts to obtain required regulatory approvals, (iii) each party is bound by a non-solicitation covenant, (iv) Silicon Laboratories will abide by certain exclusivity and non-competition covenants, and (v) Silicon Laboratories will use commercially reasonable efforts to assist Skyworks in transitioning applicable customers, distributors, vendors, and suppliers of the Business. The Asset Purchase is anticipated to close in the third quarter of calendar year 2021.

The consummation of the transactions contemplated by the Purchase Agreement (the “Closing”) is subject to customary conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other closing conditions, such as the accuracy of representations and warranties, material performance of covenants, and no occurrence of a material adverse effect. The Purchase Agreement contains indemnification rights for each of Skyworks and Silicon Laboratories for breaches of representations, warranties, and covenants, as well as certain other matters, subject to customary deductibles, caps, and other limitations.

Silicon Laboratories’ board of directors has approved the Asset Purchase. Skyworks’ board of directors has similarly approved the Asset Purchase.

The Purchase Agreement contemplates the execution of certain ancillary agreements between Skyworks and Silicon Laboratories (or their respective affiliates), including an Intellectual Property License Agreement, pursuant to which Silicon Laboratories will grant a perpetual license to Skyworks in relation to certain patents, other intellectual property rights, and technology retained by Silicon Laboratories, and Skyworks will grant a perpetual license back to Silicon Laboratories in relation to the patents, other intellectual property rights, and technology transferred to Skyworks pursuant to the Purchase Agreement.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement governs the contractual rights between the parties in relation to the Asset Purchase. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Asset Purchase and is not intended to modify or supplement any factual disclosures about Silicon Laboratories in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to Silicon Laboratories.

The representations, warranties, and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by the parties’ stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the Purchase Agreement, security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of Silicon Laboratories. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Silicon Laboratories’ public disclosures. Silicon Laboratories acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements of this Current Report on Form 8-K not misleading.

Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2021, Silicon Laboratories issued a press release announcing the promotion of R. Matthew Johnson to President effective immediately. Mr. Johnson, age 45, has served as Silicon Laboratories’ Senior Vice President and General Manager of IoT Products since July 2018. Prior to joining Silicon Laboratories, Mr. Johnson served as senior vice president and general manager of automotive processing products and software development at NXP Semiconductors and Freescale from 2016 to June 2018. He holds a bachelor’s degree in electrical engineering technology from the University of Maine and has completed executive programs at Harvard Business School and Stanford University.

The terms of Mr. Johnson’s compensation in connection with such appointment will be determined by the Compensation Committee and reported in a subsequent Form 8-K amendment.

There is no arrangement or understanding between Mr. Johnson and any other person pursuant to which he was selected as an officer of Silicon Laboratories and there are no family relationships between Mr. Johnson and any of Silicon Laboratories’ directors or executive officers. There are no transactions to which Silicon Laboratories is a party and in which Mr. Johnson has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

The press release announcing the appointment of Mr. Johnson is attached hereto as Exhibit 99.1.

Additionally, pursuant to the terms of the Purchase Agreement entered into on April 22, 2021, D. Mark Thompson, Silicon Laboratories’ Senior Vice President and General Manager, Infrastructure and Automotive, will resign from his employment with Silicon Laboratories and become an employee of Skyworks effective upon the closing of the transactions contemplated by the Purchase Agreement.

Item 7.01. Regulation FD Disclosure.

On April 22, 2021, Silicon Laboratories issued a press release announcing the events discussed in Item 1.01 above, the text of which is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

On April 22, 2021, Silicon Laboratories posted an investor presentation related to the transactions contemplated by the Purchase Agreement to the investor relations section of its website, a copy of the text of which is furnished as Exhibit 99.3 hereto and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01, including Exhibit 99.2 and Exhibit 99.3 hereto, shall not be deemed to be incorporated by reference into Silicon Laboratories’ filings under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on Silicon Laboratories’ current expectations. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “plan,” “project,” “will” and similar phrases as they relate to Silicon Laboratories are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silicon Laboratories and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; the failure to satisfy any of the conditions to the completion of the proposed transaction; the effect of the announcement of the proposed transaction on the ability of Silicon Laboratories to retain and hire key personnel and maintain relationships with its customers, suppliers, advertisers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the ability to meet expectations regarding the timing and completion of the proposed transaction, including with respect to receipt of required regulatory approvals; the timing and scope of anticipated share repurchases and/or dividends; the impact of COVID-19 on the U.S. and global economy, including the restrictions on travel and transportation and other actions taken by governmental authorities and disruptions to the business of Silicon Laboratories’ customers or Silicon Laboratories’ global supply chain that have occurred or may occur in the future, the ongoing impact of COVID-19 on Silicon Laboratories’ employees and Silicon Laboratories’ ability to provide services to Silicon Laboratories’ customers and respond to their needs; risks that Silicon Laboratories may not be able to maintain its historical growth; quarterly fluctuations in revenues and operating results; difficulties developing new products that achieve market acceptance; risks associated with international activities (including trade barriers, particularly with respect to China); intellectual property litigation risks; risks associated with acquisitions and divestitures; product liability risks; difficulties managing Silicon Laboratories’ distributors, manufacturers and subcontractors; dependence on a limited number of products; absence of long-term commitments from customers; inventory-related risks; difficulties managing international activities; risks that Silicon Laboratories may not be able to manage strains associated with its growth; credit risks associated with its accounts receivable; dependence on key personnel; stock price volatility; geographic concentration of manufacturers, assemblers, test service providers and customers in Asia that subjects Silicon Laboratories’ business and results of operations to risks of natural disasters, epidemics or pandemics, war and political unrest; debt-related risks; capital-raising risks; the competitive and cyclical nature of the semiconductor industry; average selling prices of products may decrease significantly and rapidly; information technology risks; cyber-attacks against Silicon Laboratories’ products and its networks and other factors that are detailed in the SEC filings of Silicon Laboratories Inc. The level of share repurchases and/or dividends depends on market conditions and the level of other uses of cash. Silicon Laboratories disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

2.1*	Asset Purchase Agreement dated April 22, 2021 between Silicon Laboratories Inc. and Skyworks Solutions, Inc.

99.1	Press Release of Silicon Laboratories Inc. dated April 22, 2021 entitled “Silicon Labs Appoints Matt Johnson to President”

99.2	Press Release dated April 22, 2021 entitled “Silicon Labs Announces Agreement to Divest Infrastructure and Automotive Business”

99.3	Investor Presentation dated April 22, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules and other similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

April 22, 2021	/s/ John C. Hollister

Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)